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                                                               Exhibit 17(a)

                               FORM OF PROXY CARDS




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 ...............................................................................

INVESTORS TRUST ADJUSTABLE RATE FUND
a separate investment portfolio of
INVESTORS TRUST
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of Investors Trust Adjustable Rate Fund ("Adjustable Rate Fund"), a separate investment portfolio of Investors Trust, hereby appoints Edward J. Wiles, Jr. and Edward R. McMillan, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Adjustable Rate Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Adjustable Rate Fund to be held at _______________________________________________, on September 15, 1997 at _____
__.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated July __, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                          PLEASE SIGN, DATE AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE

Date:    ________________________________________________

               Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

------------------------------------------------

------------------------------------------------
Signature(s)    (Title(s), if applicable)

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..............................................................................
 ..............................................................................

Please indicate your vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.   To approve the Agreement                  FOR|_| AGAINST|_|  ABSTAIN|_|
     and Plan of Reorganization

     dated as of July __, 1997 providing for (i) the acquisition of all or substantially all of the assets of Investors Trust Adjustable Rate Fund ("Adjustable Rate Fund") by GE Short-Term Government Fund ("Short-Term Government Fund"), a separate investment portfolio of GE Funds, in exchange for shares of Short-Term Government Fund and the assumption by GE Funds on behalf of Short-Term Government Fund of scheduled liabilities of Adjustable Rate Fund, (ii) the distribution to shareholders of Adjustable Rate Fund of such shares of Short-Term Government Fund in liquidation of Adjustable Rate Fund and (iii) the subsequent termination of Adjustable Rate Fund.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..............................................................................
 ..............................................................................

INVESTORS TRUST GOVERNMENT FUND
a separate investment portfolio of
INVESTORS TRUST
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of Investors Trust Government Fund ("Government Fund"), a separate investment portfolio of Investors Trust, hereby appoints Edward J. Wiles, Jr. and Edward R. McMillan, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Government Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Government Fund to be held at ____________________________________________, on September 15, 1997 at _____
__.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated July __, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                          PLEASE SIGN, DATE AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE


Date:    ________________________________________________

             Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

------------------------------------------------

------------------------------------------------
Signature(s)   (Title(s), if applicable)

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..............................................................................
 ..............................................................................

Please indicate your vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.   To approve the Agreement and                 FOR|_| AGAINST|_|  ABSTAIN|_|
     Plan of Reorganization

     dated as of July __, 1997 providing for (i) the acquisition of all or substantially all of the assets of Investors Trust Government Fund ("IT Government Fund") by GE Securities Government Fund ("GE Government Securities Fund"), a separate investment portfolio of GE Funds, in exchange for shares of GE Government Securities Fund and the assumption by GE Funds on behalf of GE Government Securities Fund of scheduled liabilities of IT Government Fund, (ii) the distribution to shareholders of IT Government Fund of such shares of GE Government Securities Fund in liquidation of IT Government Fund and (iii) the subsequent termination of IT Government Fund.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..............................................................................
 ..............................................................................

INVESTORS TRUST TAX FREE FUND
a separate investment portfolio of
INVESTORS TRUST
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of Investors Trust Tax Free Fund ("Tax Free Fund"), a separate investment portfolio of Investors Trust, hereby appoints Edward J. Wiles, Jr. and Edward R. McMillan, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Tax Free Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Tax Free Fund to be held at _______________________________________, on September 15, 1997 at _____ __.m.,
and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated July __, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

                          PLEASE SIGN, DATE AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE


Date:    ________________________________________________

             Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

------------------------------------------------

------------------------------------------------
Signature(s)      (Title(s), if applicable)

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..............................................................................
 ..............................................................................

Please indicate your vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.   To approve the Agreement and                  FOR|_| AGAINST|_|  ABSTAIN|_|
     Plan of Reorganization

     dated as of July __, 1997 providing for (i) the acquisition of all or substantially all of the assets of Investors Trust Tax Free Fund ("Tax Free Fund") by GE Tax-Exempt Fund ("Tax-Exempt Fund"), a separate investment portfolio of GE Funds, in exchange for shares of Tax-Exempt Fund and the assumption by GE Funds on behalf of Tax-Exempt Fund of scheduled liabilities of Tax Free Fund, (ii) the distribution to shareholders of Tax Free Fund of such shares of Tax-Exempt Fund in liquidation of Tax Free Fund and (iii) the subsequent termination of Tax Free Fund.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ...............................................................................
 ...............................................................................

INVESTORS TRUST VALUE FUND
a separate investment portfolio of
INVESTORS TRUST
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of Investors Trust Value Fund ("Value Fund"), a separate investment portfolio of Investors Trust, hereby appoints Edward J. Wiles, Jr. and Edward R. McMillan, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Value Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Value Fund to be held at _______________________________________________________, on
September 15, 1997 at _____ __.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated July __, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

                          PLEASE SIGN, DATE AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE


Date:    ________________________________________________

               Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

------------------------------------------------

------------------------------------------------
Signature(s)      (Title(s), if applicable)

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ...............................................................................
 ...............................................................................

Please indicate your vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.   To approve the Agreement and                 FOR|_| AGAINST|_|  ABSTAIN|_|
     Plan of Reorganization

dated as of July __, 1997 providing for (i) the acquisition of all or substantially all of the assets of Investors Trust Value Fund ("Value Fund") by GE Value Equity Fund ("Value Equity Fund"), a separate investment portfolio of GE Funds, in exchange for shares of Value Equity Fund and the assumption by GE Funds on behalf of Value Equity Fund of scheduled liabilities of Value Fund,
(ii) the distribution to shareholders of Value Fund of such shares of Value Equity Fund in liquidation of Value Fund and (iii) the subsequent termination of Value Fund.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ...............................................................................
 ...............................................................................

INVESTORS TRUST GROWTH FUND
a separate investment portfolio of
INVESTORS TRUST
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of Investors Trust Growth Fund ("Growth Fund"), a separate investment portfolio of Investors Trust, hereby appoints Edward J. Wiles, Jr. and Edward R. McMillan, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Growth Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of Growth Fund to be held at ________________________________________, on September 15,
1997 at _____ __.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated July __, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                          PLEASE SIGN, DATE AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE


Date:    ________________________________________________

             Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

------------------------------------------------

------------------------------------------------
Signature(s)      (Title(s), if applicable)

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..............................................................................
 ..............................................................................

Please indicate your vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.   To approve the Agreement and                 FOR|_| AGAINST|_|  ABSTAIN|_|
     Plan of Reorganization

     dated as of July __, 1997 providing for (i) the acquisition of all or substantially all of the assets of Investors Trust Growth Fund ("Growth Fund") by GE Mid-Cap Growth Fund ("Mid-Cap Growth Fund"), a separate investment portfolio of GE Funds, in exchange for shares of Mid-Cap Growth Fund and the assumption by GE Funds on behalf of Mid-Cap Growth Fund of scheduled liabilities of Growth Fund, (ii) the distribution to shareholders of Growth Fund of such shares of Mid-Cap Growth Fund in liquidation of Growth Fund and (iii) the subsequent termination of Growth Fund.